                                   OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                   Supplement dated June 1, 2003 to the
                                    Prospectus dated November 22, 2002

The Prospectus is changed as follows:

1.       On April 17, 2003,  the Fund's Board of Trustees  approved  changing the name of the Fund to  "Oppenheimer
     Global  Opportunities  Fund".  Effective June 1, 2003, all references in the Prospectus to "Oppenheimer Global
     Growth & Income Fund" should be replaced by the Fund's new name, "Oppenheimer Global Opportunities Fund".

June 1, 2003                                                                                     PS0215.028

                                      OPPENHEIMER GLOBAL GROWTH &INCOME FUND
                                       Supplement dated June 1, 2003 to the
                            Statement of Additional Information dated November 22, 2002

         The Statement of Additional Information is changed as follows:

1.       The supplement dated March 31, 2003 is replaced with this supplement.

2.       On April 17, 2003 the Fund's  Board of Trustees  approved  changing  the name of the Fund to  "Oppenheimer
     Global  Opportunities  Fund".  Effective  June  1,  2003,  all  references  in  the  Statement  of  Additional
     Information  to  "Oppenheimer  Global  Growth &Income  Fund"  should  be  replaced  by the  Fund's  new name,
     "Oppenheimer Global Opportunities Fund".

3.       The section captioned "Other Investment Techniques and Strategies" is amended as follows:

a.       The first sentence under the caption "Futures" on page 17 caption is revised to read as follows:

              "Futures.  The Fund can buy and sell  futures  contracts  that relate to (1)  broadly-based stock indices  (these are referred to as "stock index  futures"),  (2) an individual  stock
              ("single  stock  futures"),  (3)  bond  indices  (these  are  referred  to as  "bond  index futures"),  (4) debt securities (these are referred to as "interest rate futures"), and (5)
              foreign currencies (these are referred to as "forward contracts")."

b.       The following is added to the end of the third paragraph under the "Futures" caption:

              "Similarly,  a single stock future  obligates  the seller to deliver (and the  purchaser to take) cash or a specified equity security to settle the futures  transaction.  Either party could  also enter into an  offsetting  contract  to close out the  position.  Single  stock futures trade on a very limited number of exchanges,  with contracts typically not fungible among the exchanges."

c.       The third paragraph  under the caption  "Buying and Selling  Options on Foreign  Currencies" on page 21 is revised to read as follows:

              "A call the Fund writes on a foreign  currency is "covered" if the Fund owns the underlying foreign  currency  covered by the call or has an absolute  and  immediate  right to acquire that  foreign  currency  without  additional  cash  consideration  (or  it  can  do so  for additional  cash  consideration  identified  on its books) upon  conversion  or exchange of other foreign currency held in its portfolio."

d.       The last  sentence  of the fourth  paragraph  under the caption  "Buying  and  Selling  Options on Foreign
         Currencies" is revised to read as follows:

              "In those circumstances,  the Fund covers the option by identifying on its books cash, U.S.
              government  securities or other liquid  securities in an amount equal to the exercise price of the option."

e.       The first sentence of the sixth paragraph under the caption  "Forward  Contracts" on page 23 is revised to read as follows:

              "The Fund will cover its short  positions in these cases by identifying on its books liquid assets having a value equal to the aggregate amount of the Fund's  commitment under forward contracts."

4.       The section captioned "Board of Trustees and Oversight Committees" on page 31 is amended as follows:

     a.   The second sentence of the second paragraph under that caption is revised to read:

              "The members of the Audit Committee are Kenneth A. Randall (Chairman) and Edward Reagan."

    b.   The first sentence of the third paragraph under that caption is revised to read:

              "The members of the Study Committee are Robert G. Galli  (Chairman),  Elizabeth  Moynihan and
              Joel Motley."

5.       Effective  December 31, 2002, Mr. Leon Levy retired as a Trustee of the Fund and Mr.  Clayton  Yeutter was
     elected as  Chairman  of the  Board,  effective  January  1, 2003.  Effective  March 31,  2003,  Mr.  Benjamin
     Lipstein  retired as a Trustee.  Therefore,  the  Statement of Additional  Information  is revised by deleting the  biography  for  Messrs.  Levy and  Lipstein  on page 34 and by  adding  the  following  to Mr.  Yeutter's biography: "Chairman of the Board of Trustees."

6.       In the Trustee  compensation  table on page 38, the title of  "Chairman"  after Mr. Levy's name is deleted and the title of "Chairman" is added after Mr.  Yeutter's name. In addition,  the following  footnote is added following the names of Messrs. Levy, Lipstein and Yeutter:

          7.  Effective  January 1, 2003,  Mr.  Yeutter  became  Chairman of the Board of Trustees of the
              Board I Funds upon the  retirement  of Mr. Levy.  Effective  March 31, 2003,  Mr.  Lipstein
              retired as a Trustee.

June 1, 2003                                                                                     PX215.010